UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018

VISTRA ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX		75039
(Address of principal executive offices)		(Zip Code)

(214) 812-4600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Vistra Energy Corp. (the "Company") is filing this Current Report on Form 8-K to update the presentation of certain financial information and related disclosures contained in its Annual Report on Form 10-K for the year ended December 31, 2017 (the "2017 Form 10-K") which was filed with the Securities and Exchange Commission ("SEC") on February 26, 2018.

This Form 8-K retrospectively revises our financial statements as of December 31, 2017, and for all periods presented, to reflect (i) the establishment of a new reportable segment, the Asset Closure segment, and (ii) the adoption of Accounting Standards Update ("ASU") 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. These updates are consistent with the presentation in the Company's Quarterly Report on Form 10-Q for the three months ended March 1, 2018 filed with the SEC on May 4, 2018. The retrospectively revised Items contained in the Company's 2017 Form 10-K are presented in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.

The exhibits to this Current Report on Form 8-K supersede the following Items in the 2017 Form 10-K to reflect, retrospectively, the changes resulting from the establishment of a new reportable segment and the adoption of the ASU referenced above:

•	Part I, Item 1. Business

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A")

•	Part II, Item 8. Financial Statements and Supplementary Data and Schedule I of Part IV, Item 15. Exhibits, Financial Statement Schedules

All other information in the 2017 Form 10-K remains unchanged. Unaffected portions of the 2017 Form 10-K have not been repeated in, and are not amended or modified by, this Current Report on Form 8-K or Exhibits 99.1, 99.2 and 99.3 to this Form 8-K. This Current Report on Form 8-K does not reflect events occurring subsequent to the filing of the 2017 Form 10-K and does not modify or update the disclosures therein in any way, other than as required to reflect the reclassifications as described above and as set forth in the exhibits attached hereto. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update the business description or MD&A in the 2017 Form 10-K for any information, uncertainties, risks, events or trends occurring or known to management. For developments since the filing of the 2017 Form 10-K, please refer to the the Company's Quarterly Report on Form 10-Q for the three months ended March 1, 2018 filed with the SEC on May 4, 2018, as well as other filings of the Company made with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2017 Form 10-K and such subsequent filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
23.1 *	Consent of Deloitte and Touche LLP
99.1 *	Part I, Item 1. Business, revised only to reflect a change in reporting segment
99.2 *
Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect a change in reporting segment and the adoption of a recently issued accounting standard update

99.3 *
Part II, Item 8. Financial Statements and Supplementary Data and Schedule I of Part IV, Item 15. Exhibits, Financial Statement Schedules, revised only to reflect a change in reporting segment and the adoption of a recently issued accounting standard update

101.INS *	XBRL Instance Document
101.SCH *	XBRL Taxonomy Extension Schema Document
101.CAL *	XBRL Taxonomy Extension Calculation Document
101.DEF *	XBRL Taxonomy Extension Definition Document
101.LAB *	XBRL Taxonomy Extension Labels Document
101.PRE *	XBRL Taxonomy Extension Presentation Document
____________

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Energy Corp.

Dated: June 15, 2018	/s/ Christy Dobry
	Name:	Christy Dobry
	Title:	Vice President & Controller